UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported):         JANUARY 19, 2006


                                GTC TELECOM CORP.
             (Exact name of registrant as specified in its charter)


               NEVADA                  000-25703             88-0318246
          (State or other             (Commission         (I.R.S. Employer
   jurisdiction of incorporation)     File Number)       Identification No.)


                          3151 AIRWAY AVE., SUITE P-3
                              COSTA MESA, CA 92626
              (Address of principal executive offices) (zip code)


                                 (714) 549-7700
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  3.02     UNREGISTERED  SALES  OF  EQUITY  SECURITIES

     On January 19, 2006, we agreed to issue a total of 350,000 shares of our common stock, restricted in accordance with Rule 144, to Jaffoni & Collins, Inc., pursuant to an Investor Relations Consulting Agreement ("Agreement"). Under the terms of the Agreement, we are obligated to issue Jaffoni the 350,000 shares in accordance with the following schedule: i) 150,000 shares upon the signing of the Agreement; ii) 100,000 shares on the date six months after the date of the Agreement (July 19, 2006); and iii) 100,000 shares on the date one year after the date of the Agreement (January 19, 2007). The issuances will be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and the shareholder is a sophisticated investor and familiar with our operations.

EXHIBITS

     None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2006                GTC Telecom Corp.,
                                        a Nevada corporation


                                        /s/   S. Paul Sandhu
                                       --------------------------------------
                                        By:   S. Paul Sandhu
                                        Its:  Chief Executive Officer